CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED 7/26/05

$127,600,000

Classes M-1 through M-8

Mezzanine Certificates Offered

(Approximate)

$22,000,000

Classes B-1, B-2 & B-3

Subordinate Certificates Offered

(Approximate)

$790,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Excess Interest

The tables below show the Excess Interest at forward libor (Appendix) for the first six months, and forward libor plus 100 basis points for every period thereafter, at 100% of the Fisher Francis Prepayment Curve (FFPC – See Appendix).  The calculations assume running the deal to maturity, and the deal will not stepdown.

The amount of Excess Interest is equal to the collateral net interest less the interest accrued on each bond at the applicable pass-through rate, plus the net proceeds from the interest rate swap in the deal.

XS INTEREST - 100 FFPC
PERIOD	FWD LIBOR	PERIOD	FWD LIBOR	PERIOD	FWD LIBOR	PERIOD	FWD LIBOR
1	3.51%	46	3.86%	91	3.54%	136	6.73%
2	2.08%	47	4.08%	92	2.86%	137	6.88%
3	2.07%	48	3.88%	93	3.10%	138	7.06%
4	2.08%	49	3.86%	94	2.89%	139	7.47%
5	2.07%	50	4.01%	95	3.12%	140	7.46%
6	2.07%	51	3.82%	96	2.96%	141	7.69%
7	2.09%	52	3.97%	97	2.98%	142	7.87%
8	2.04%	53	3.86%	98	3.23%	143	8.05%
9	2.04%	54	3.84%	99	3.02%	144	8.26%
10	2.01%	55	4.33%	100	3.27%	145	8.49%
11	2.01%	56	3.77%	101	3.12%	146	8.74%
12	1.98%	57	3.92%	102	3.08%	147	8.96%
13	1.96%	58	3.73%	103	3.76%	148	9.22%
14	1.97%	59	3.89%	104	3.13%	149	9.49%
15	1.93%	60	3.79%	105	3.39%	150	9.74%
16	1.94%	61	3.49%	106	3.21%	151	9.73%
17	1.90%	62	3.69%	107	3.46%	152	9.73%
18	1.88%	63	3.47%	108	3.34%	153	9.72%
19	1.96%	64	3.66%	109	3.40%	154	9.71%
20	1.84%	65	3.50%	110	3.65%	155	9.70%
21	1.86%	66	3.41%	111	3.49%	156	9.70%
22	1.75%	67	4.03%	112	3.76%	157	9.69%
23	3.24%	68	3.37%	113	3.69%	158	9.69%
24	3.05%	69	3.57%	114	3.73%	159	9.68%
25	3.02%	70	3.34%	115	4.40%	160	9.67%
26	3.16%	71	3.51%	116	3.91%	161	9.71%
27	2.98%	72	3.38%	117	4.20%	162	9.70%
28	3.12%	73	3.37%	118	4.11%	163	9.70%
29	3.67%	74	3.58%	119	4.38%	164	9.69%
30	3.65%	75	2.95%	120	4.36%	165	9.69%
31	3.94%	76	3.16%	121	4.47%	166	9.68%
32	3.61%	77	2.96%	122	4.75%	167	9.67%
33	3.75%	78	2.90%	123	4.70%	168	9.67%
34	3.57%	79	3.35%	124	4.98%	169	9.66%
35	4.20%	80	2.88%	125	4.98%	170	9.66%
36	4.01%	81	3.09%	126	5.08%	171	9.65%
37	3.98%	82	2.85%	127	5.51%	172	9.65%
38	4.12%	83	3.08%	128	5.36%	173	9.66%
39	3.93%	84	2.87%	129	5.63%	174	9.65%
40	4.07%	85	2.85%	130	5.66%	175	9.65%
41	3.97%	86	3.07%	131	5.93%	176	9.63%
42	3.94%	87	2.83%	132	5.98%	177	9.62%
43	4.42%	88	3.06%	133	6.14%	178	9.62%
44	3.90%	89	2.90%	134	6.40%	179	9.50%
45	4.04%	90	2.84%	135	6.48%

Net WAC

The tables below show the Net WAC at 20% libor with the collateral run at 100% FFPC.  The calculations assume running the deal to maturity, and the deal will not stepdown.

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (1)
1	8.35%	31	11.74%	61	10.57%	91	10.37%	121	10.15%	151	9.93%
2	11.75%	32	10.96%	62	10.57%	92	10.37%	122	10.14%	152	9.92%
3	11.37%	33	11.31%	63	10.58%	93	10.36%	123	10.13%	153	9.91%
4	11.75%	34	10.93%	64	10.55%	94	10.35%	124	10.13%	154	9.91%
5	11.37%	35	11.29%	65	10.57%	95	10.34%	125	10.12%	155	9.90%
6	11.36%	36	10.90%	66	10.55%	96	10.34%	126	10.11%	156	9.89%
7	12.58%	37	10.88%	67	10.54%	97	10.33%	127	10.10%	157	9.89%
8	11.36%	38	11.22%	68	10.55%	98	10.32%	128	10.10%	158	9.88%
9	11.73%	39	10.84%	69	10.52%	99	10.31%	129	10.09%	159	9.87%
10	11.34%	40	11.19%	70	10.53%	100	10.31%	130	10.08%	160	9.87%
11	11.71%	41	10.81%	71	10.52%	101	10.30%	131	10.07%	161	9.86%
12	11.32%	42	10.79%	72	10.52%	102	10.29%	132	10.07%	162	9.85%
13	11.31%	43	11.93%	73	10.50%	103	10.28%	133	10.06%	163	9.85%
14	11.68%	44	10.76%	74	10.50%	104	10.28%	134	10.05%	164	9.84%
15	11.30%	45	11.11%	75	10.50%	105	10.27%	135	10.04%	165	9.83%
16	11.66%	46	10.74%	76	10.48%	106	10.26%	136	10.04%	166	9.82%
17	11.28%	47	11.08%	77	10.48%	107	10.25%	137	10.03%	167	9.82%
18	11.27%	48	10.71%	78	10.47%	108	10.25%	138	10.02%	168	9.81%
19	12.47%	49	10.70%	79	10.47%	109	10.24%	139	10.01%	169	9.80%
20	11.26%	50	11.05%	80	10.46%	110	10.23%	140	10.01%	170	9.80%
21	11.63%	51	10.68%	81	10.45%	111	10.22%	141	10.00%	171	9.79%
22	11.25%	52	11.02%	82	10.44%	112	10.22%	142	9.99%	172	9.78%
23	11.52%	53	10.66%	83	10.43%	113	10.21%	143	9.99%	173	9.79%
24	11.19%	54	10.65%	84	10.43%	114	10.20%	144	9.98%	174	9.78%
25	11.15%	55	11.78%	85	10.42%	115	10.19%	145	9.97%	175	9.77%
26	11.48%	56	10.63%	86	10.41%	116	10.19%	146	9.96%	176	9.78%
27	11.08%	57	10.98%	87	10.40%	117	10.18%	147	9.96%	177	9.77%
28	11.42%	58	10.62%	88	10.40%	118	10.17%	148	9.95%	178	9.77%
29	11.02%	59	10.97%	89	10.39%	119	10.16%	149	9.94%	179	9.76%
30	11.00%	60	10.61%	90	10.38%	120	10.16%	150	9.94%

(1) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments under the Swap Agreement, and the weighted-average maximum rate on the mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Appendix

100 FFPC
Period	FRM (CPR)	ARM (CPR)	Period	FRM (CPR)	ARM (CPR)
1	1.67559	3.08156	37	26.32403	44.53004
2	3.35118	5.80364	38	26.28255	42.96270
3	5.02677	8.52572	39	25.94414	41.39536
4	6.70236	11.24779	40	25.60572	39.82803
5	8.37795	13.96987	41	25.26731	38.95785
6	10.05354	16.61877	42	24.92889	38.36317
7	11.11257	18.42289	43	24.80258	37.76849
8	12.17160	20.22701	44	24.67626	37.17380
9	13.21719	22.03060	45	24.54995	36.57912
10	14.26278	23.83418	46	24.42363	35.98444
11	15.30837	25.63777	47	24.29732	35.38976
12	16.35396	29.11979	48	24.17100	34.83226
13	17.27187	29.05830	49	23.86440	34.38154
14	17.27586	28.93544	50	23.81232	33.93081
15	17.23281	28.81257	51	23.75184	33.48009
16	17.18976	28.68971	52	23.69136	33.02937
17	17.14671	28.56685	53	23.63088	32.57865
18	17.10366	28.45283	54	23.57040	32.12793
19	17.09421	28.23666	55	23.50992	31.67721
20	17.08476	28.02049	56	23.44944	31.22648
21	16.90490	27.74481	57	23.38896	30.77576
22	16.72503	27.46912	58	23.32848	30.32504
23	16.54517	27.19344	59	23.26800	29.87432
24	16.36530	28.87345	60	23.20752	29.48802
25	28.67965	66.13423	61	23.32680	29.72363
26	28.49690	61.97204	62	23.26800	29.69142
27	27.51887	57.42791	63	23.20920	29.65920
28	26.54085	52.88378	64	23.15040	29.62699
29	25.56283	48.33965	65	23.09160	29.62377
30	24.58481	44.76866	66	23.03280	29.62056
31	24.17483	43.22887	67	22.97400	29.61734
32	23.76486	41.68907	68	22.91520	29.61413
33	23.35489	40.14927	69	22.85640	29.61091
34	22.94492	38.60948	70	22.79760	29.60769
35	22.53494	37.06968	71	22.73880	29.60448
36	22.12497	37.50853	72	22.68000	29.60172
			Thereafter	22.68000	29.60172